                                                               EXHIBIT 10.14

                      SHEFFIELD SQUARE PROFESSIONAL CENTRE

                           2835 NORTH SHEFFIELD AVENUE

                             945 WEST GEORGE STREET

                                CHICAGO, ILLINOIS




                                  OFFICE LEASE


                                     Between

        Sheffield Square L.L.C., an Illinois limited liability company
                                  ("Landlord")

                                       and


         Extranet Solutions L.L.C., a Delaware Limited Liability Company

                                   ("Tenant")




                          Lease dated November 3, 1998

                                TABLE OF CONTENTS


                                                                         SECTION
Base Rent .................................................................    1
Use of Premises ...........................................................    2
Additional Rent ...........................................................    3
Estimated Expenses ........................................................    4
Readjustments .............................................................    5
Delivery of Possession ....................................................    6
Services ..................................................................    7
Condition and Care of Premises ............................................    8
Surrender of Premises .....................................................    9
Holding Over ..............................................................   10
Rules and Regulation ......................................................   11
Rights Reserved to Landlord ...............................................   12
Alterations ...............................................................   13
Assignment and Subletting .................................................   14
Waiver of Certain Client Claims; Indemnity by Tenant ......................   15
Damage or Destruction by Casualty .........................................   16
Eminent Domain ............................................................   17
Default: Landlord's Rights and Remedies ...................................   18
Subordination .............................................................   19
Mortgagee Protection ......................................................   20
Insurance and Subrogation .................................................   21
Nonwaiver .................................................................   22
Estoppel Certificate ......................................................   23
Tenant - Corporation or Partnership .......................................   24
Real Estate Brokers .......................................................   25
Notices ...................................................................   26
Miscellaneous .............................................................   27
Prior Occupancy ...........................................................   28
Security Deposit ..........................................................   29
Right of Termination ......................................................   30
Landlord ..................................................................   31
Title and Covenant Against Liens ..........................................   32
Default Under Other Leases ................................................   33
Exculpatory Provisions ....................................................   34


Exhibit A - Premises
Exhibit B - Additional Terms
Exhibit C - Workletter
Exhibit D - Rules and Regulations

                      SHEFFIELD SQUARE PROFESSIONAL CENTRE
                           2835 NORTH SHEFFIELD AVENUE
                                945 W. GEORGE ST.
                                CHICAGO, ILLINOIS


                                  OFFICE LEASE

     THIS LEASE, made as of the 3rd day of November, 1998

WITNESSETH:

     Sheffield Square L.L.C., an Illinois limited liability company (herein called "Landlord"), hereby leases to Extranet Solutions, L.L.C. a Delaware Limited Liability Company (herein called "Tenant"), and Tenant hereby accepts the premises commonly known as Suite 300 (herein called "Premises"), subject to the terms of the Work Letter, attached hereto as EXHIBIT C as outlined on the floor plan attached hereto as "Exhibit A" on the third floor of the office building located at 945 W. George Street, Chicago, Illinois (herein called "Building"), for a term (herein called "Term") of Five years commencing on February 1st, 1999, (herein called "Commencement Date") and ending on January 31st, 2004, (herein called "Expiration Date"), unless sooner terminated as provided herein, paying as rent ("Rent") therefore the sums hereinafter provided, without any setoff, abatement, counterclaim or deduction whatsoever, except as otherwise provided herein.

     IN CONSIDERATION THEREOF, THE PARTIES HERETO COVENANT AND AGREE:

     1. Base Rent. Subject to periodic adjustment as hereinafter provided, Tenant shall pay an annual base rent (herein called "Base Rent") to Landlord for the Premises of One Hundred Sixteen Thousand Three Hundred Forty Dollars ($116,340.00) payable in equal monthly installments (herein called "Monthly Base Rent") of Nine Thousand Six Hundred Ninety Five and 00/100 Dollars ($9695.00) in advance on the first day of the Term and on the first day of each calendar month thereafter of the Term. All rental payments should be directed to the management office of the Building. Base Rent shall be subject to an annual escalation as outlined in Exhibit "B". If the Term shall begin on any date except the first day of a calendar month, or shall end on any day except the last day of a calendar month, then Monthly Base Rent for any such partial calendar month within the Term shall be prorated. Except as otherwise provided herein, the payment of Rent hereunder is independent of each and every other covenant and agreement contained in this Lease.

Upon signing this Lease Tenant shall pay to Landlord the first full month's rent plus a security deposit equal to four months' Monthly Base Rent.

     2. Use of Premises. Tenant shall use and occupy the Premises for general office purposes and internet services and for no other use.

     3. Additional Rent. In addition to paying the Base Rent specified in
Section 1 hereof, Tenant shall pay to Landlord as additional rent the amounts (herein collectively called "Additional Rent") specified on "Exhibit B" attached hereto and made a part hereof, in accordance with the definitions in this Section 3 and as further provided in Sections 4 and 5 and Exhibit C and all other monies due and owing under the Lease shall be considered Additional Rent.

     a. "Expenses" shall mean those costs and expenses paid or incurred by or on behalf of Landlord for owning, managing, operating, maintaining and repairing the Building, the land upon which the Building stands (herein called the "Land") and the personal property used in conjunction therewith (said Building, Land and personal property herein collectively called the "Project"), including without limitation Taxes (defined herein), the cost of security and security devices and systems, snow and ice and trash removal, cleaning and sweeping, planting and replacing decorations, flowers and landscaping, maintenance, repair and replacement of utility systems, elevators and escalators, electricity, water, sewers, fuel, heating, lighting, air conditioning, window cleaning, janitorial service, insurance (including but not limited to, fire, extended coverage, all risk, liability, worker's compensation, elevator, or any other insurance carried by the Landlord and applicable to the Project) painting, uniforms, management fees, supplies, sundries, sales or use taxes on supplies or services, cost of wages and salaries of all persons engaged in the operation, management, maintenance and repair of the Project, and so-called fringe benefits (social security taxes, unemployment insurance taxes, cost for providing coverage for disability benefits, cost of any pensions, hospitalization, welfare or retirement plans, or any other similar or like expenses incurred under the provisions of any collective bargaining agreement, or any other cost or expense which Landlord pays or incurs to provide benefits for employees so engaged in the operation, management, maintenance and repair of the Project), assessments of property owners' association for property within which the Project is located, the charges of any independent contractor who, under contract with the Landlord or its representatives, does any of the work of operating, managing, maintaining or repairing of the Project, legal and accounting expenses (including, but not limited to, such expenses as relate to seeking or obtaining reductions in and refunds of real estate taxes) or any other expense or charge, whether or not herein before mentioned, which, in accordance with generally accepted accounting and management principles, would be considered as an expense of owning, managing, operating, maintaining or repairing the Project, except as hereinafter provided. Expenses shall not include costs of alterations of the premises of tenants of the Building, costs of capital improvements to the Building, depreciation charges, interest and principal payments on mortgages, ground rental payments, real estate brokerage and leasing commissions, any expenditures for which Landlord is entitled to be reimbursed (other than pursuant to rent escalation or tax and operating expense reimbursement provisions in leases), except as hereinafter provided.

Notwithstanding anything contained in the above definition of Expenses to the contrary, the cost of any capital improvements to the Building made after the date of this Lease which reduce Expenses or which are required under any governmental laws, regulations, or ordinances amortized over such period as Landlord shall reasonably determine, together with interest on the unamortized cost of any such improvements (at the prevailing construction loan rate available to Landlord on the date the cost of such improvements was incurred) shall be included in Expenses. Nothing contained herein to the contrary, "Expenses" shall not include the following: (a) depreciation and amortization; (b) expenses incurred by Landlord to prepare, renovate, repaint, redecorate or perform any other work in any space leased to an existing tenant or prospective tenant of the Building; (c) expenses incurred by Landlord for repairs or other work occasioned by fire, windstorm, or other insurable casualty or condemnation; (d) expenses incurred by Landlord to lease space to new tenants or to retain existing tenants including leasing commissions, advertising and promotional expenditures; (e) expenses incurred by Landlord to resolve disputes, enforce or negotiate lease terms with prospective or existing tenants or in connection with any financing, sales or syndication of the Building or the Development; (f) interest, principal, points and fees, amortization or other costs associated with any debt and rent payable under any lease to which this Lease is subject and all costs and expenses associated with any such debt or lease and any ground lease rent, irrespective of whether this Lease is subject or subordinate thereto; (j) expenses incurred for the repair, maintenance or operation of any pay parking garage including, but not limited to, salaries and benefits of any attendants, electricity, insurance and taxes; (k) except as provided herein, the cost of alterations, capital improvements, equipment replacement and other items which, under generally accepted accounting principles, are properly classified as capital expenditures; (l) expenses for the replacement of any item covered under warranty; (m) cost to correct any penalty or fine incurred by Landlord due to Landlord's violation of any federal, state, or local law, except as provided herein, or regulation and any interest, or penalties due for late payment by Landlord of any of the Building Operating Expenses; (n) cost of repairs necessitated by Landlord's negligence or willful misconduct; (o) expenses for any item or service which Tenant pays directly to a third party or separately reimburses Landlord and expenses incurred by Landlord to the extent the same are reimbursable or reimbursed from any other tenants or occupants of the property, or third parties; (p) expenses for any item or service not provided to Tenant, but exclusively to certain other tenants in the Building or Development; (q) salaries of (i) employees above the grade of building superintendent or building manager; and (ii) employees whose time is not spent directly in the operation of the Building.

If any item of Expenses, though paid or incurred in one calendar year, relates to more than one calendar year, such item shall be proportionately allocated among such related calendar years.

     b. The tax component of Expenses shall further be defined as real estate taxes, assessments (whether they be general or special), sewer rents, rates and charges, transit taxes, taxes based upon leases or the receipt of rent, and any other federal, state or local governmental charges, general, special, ordinary or extraordinary (but not including income or franchise taxes or any other taxes imposed upon or measured by the Landlord's income or profits, except as provided herein), which may now or hereafter be levied, assessed or imposed against the Land or the Building. The Building and the Land are herein collectively called the "Real Property." Taxes shall also include any personal property taxes (attributable to the Adjustment Year in which paid) imposed upon the furniture, fixtures, machinery, equipment, aperture, systems or appurtenances used in connection with the Real Property or the operation thereof.

Notwithstanding anything contained in the above definition of Taxes to the contrary: If at any time the method of taxation then prevailing shall be altered so that any new or additional tax, assessment, levy, imposition or charge or any part thereof shall be imposed upon Landlord in place or partly in place of any taxes or contemplated increase therein, or in addition to Taxes, and shall be measured by or be based in whole or in part upon the Real Property, the rents or other income therefrom or any leases of any part thereof, then all such new taxes, assessments, levies, impositions or charges or part thereof, to the extent that they are so measured or based, shall be included in Taxes levied, assessed or imposed against the Real Property to the extent that such items would be payable if the Real Property were the only property of Landlord subject thereto and the income received by Landlord from the Real Property were the only income of Landlord.

Notwithstanding the year for which any such taxes or assessments are levied,
(1) in the case of special taxes or assessments which may be payable in installments, the amount of each installment, plus any interest payable thereon, paid during an Adjustment Year shall be included in Taxes for that year and (2) if any taxes or assessments payable during any Adjustment Year shall be computed with respect to a period in excess of twelve (12) calendar months, then taxes or assessments applicable to the excess period shall be included in Taxes for that year, except as provided in the preceding sentence. All references to Taxes "for" a particular Base or Adjustment Year shall be deemed to refer to Taxes paid during such Base or Adjustment Year without regard to when such Taxes are levied, assessed, or otherwise imposed.

     c. The buildings located at 2835 N. Sheffield and 945 W. George are operated by the same management. Many Expense items will be shared between the buildings and Landlord will assign a reasonable percentage of each such Expense item to each building.

     4. Estimated Expenses. Prior to the beginning of each Adjustment Year, Landlord shall deliver to Tenant a detailed statement of Estimated Expenses (herein "Estimated Expenses") for that Adjustment Year. With the monthly Base Rent, Tenant shall pay to Landlord one-twelfth (1/12th) of Tenant's Proportionate Share (as defined in Exhibit B) of the Estimated Expenses as Additional Rent. If Landlord fails to provide the Statement of Estimated Expenses, Tenant shall pay Additional Rent based upon 105% of the prior year's Estimated Expenses (defined herein) if the latter is available. Landlord reserves the right to adjust the Estimated Expenses at any time during an Adjustment Year.

     5. Readjustments. The following readjustments with regard to Additional Rent shall be made by Landlord and Tenant:

     (a) "Base Year" shall mean the year in which this lease commences.

          (b) "Adjustment Year" shall mean each calendar year after the base year that is a part of the Term. Following the end of each Adjustment Year and after Landlord shall have determined the amount of Expenses for such Adjustment Year, Landlord shall notify Tenant in writing (any such notice herein called "Landlord's Statement") of such Expenses and Tenant's Proportionate share of such adjustment (herein "Expense Adjustment") for such Adjustment Year. Tenant shall, within thirty (30) days after the date of Landlord's Statement, pay to Landlord an amount equal to the excess of the Expense Adjustment over the estimated Expenses paid by Tenant during such Adjustment Year. If the estimated Expenses paid by Tenant during such Adjustment Year exceeds the Expense Adjustment owed for such Adjustment Year, then Landlord shall credit such excess to Rent payable after the date of Landlord's Statement, or may, at its option, credit such excess to any Rent theretofore due and owing, until such excess has been exhausted or if the excess exceeds two months Rent, return to Tenant, within ten (10) days after the issuance of the Landlord's Statement, all such excess. If this Lease shall expire or be terminated prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore applied against Rent and not reasonably required for payment of Rent for the Adjustment Year in which the Lease expires, subject to Tenant's obligations hereof, provided Tenant shall have vacated the Premises and otherwise surrendered the Premises to Landlord in accordance with this Lease and Tenant is not then in default under this Lease. No interest or penalties shall occur on any amounts which Landlord is obligated to credit or pay to Tenant by reason of this Section 5. The tax component of the Landlord's Statement may be unavailable until late in the Adjustment Year. Landlord's best estimate of Taxes shall be used for purposes of the Landlord's Statement and readjusted when the actual tax component is determined.

          (c) Intentionally

          (d) Books and Records. Landlord shall maintain books and records showing Expenses in accordance with sound accounting and management practices. Tenant and its representative shall have the right to examine such books and records showing Expenses upon reasonable prior notice and during normal business hours at any time within thirty (30) days following service of Landlord's Statement provided for in Section 5a. In the event that Tenant so examines the books, Tenant shall have the right to retain a Certified Public Accountant ("CPA"), reasonably acceptable to Landlord. In the event that the CPA determines that Landlord's estimate of the Total Rent exceeds the actual Total Rent by more than five percent (5%), Landlord shall, in addition to returning any excess to Tenant as aforesaid, reimburse Tenant for CPA's reasonable fees.

          (e) Proration and Survival. With respect to any Adjustment Year which does not fall entirely within the Term, Tenant shall be obligated to pay as Additional Rent for such Adjustment Year only a prorata share of Additional Rent as herein above determined, equal to said Additional Rent multiplied by a fraction, the numerator of which is the number of days of the Term falling within the Adjustment Year, and whose denominator is 365. Following expiration or termination of this Lease, Tenant shall pay any Additional Rent due to Landlord within fifteen (15) business days after the date of Landlord's Statement sent to Tenant. Without limitation on other obligations of Tenant which shall survive the expiration of the Term, the obligations of Tenant to pay Additional Rent provided for in this Lease shall survive the expiration or termination of this Lease.

          (f) No Decrease In Base Rent. In no event shall any Additional Rent result in a decrease of the Base Rent payable hereunder as set forth in
Section 1 hereof.

          (g) Additional Rent. All amounts payable by Tenant as or on account of Additional Rent shall be deemed to be Additional Rent due under this Lease. In addition, Tenant's obligation to pay for any additional services which Landlord may agree to provide, whether before or after the Commencement Date of this Lease, shall also constitute Additional Rent if the Landlord so designates.

     6. Delivery of Possession. If Landlord shall be unable for any reason to give possession of the Premises on the Commencement Date to Tenant, Landlord shall not be subject to any liability for failure to give possession. Under such circumstances the Rent reserved and covenants to be paid herein shall not commence until possession of the Premises is given to Tenant, but such failure to give possession on the Commencement Date shall not affect the validity of this Lease or otherwise affect the obligations of Tenant hereunder, nor shall the same be construed to extend the Term. Notwithstanding anything contained herein to the contrary, in the event that Landlord fails to give possession of the Premises on the Commencement Date, and such failure continues for forty-five or more days, Tenant may, at its option, terminate this Lease with written notice to Landlord, and Landlord shall then have five (5) days to return any Security Deposit or other sums paid hereunder to Tenant, and, at such time, neither party shall have any further rights or obligations hereunder. The Premises shall neither be deemed incomplete or unavailable for Tenant's possession or occupancy if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be completed in the Premises or any part thereof, or if the delay in the availability of the Premises for occupancy shall be due to special work, changes, alterations material amounts of: special work; changes; alterations; or additions required or made by Tenant in the Premises or any part thereof, or shall be caused by Tenant through the delay of Tenant in submitting plans, supplying information, approving plans, specifications or estimates, giving authorizations, or shall be caused in whole or in part by delay or default on the part of Tenant or any other reason set forth in an agreement of Landlord to perform work within the Premises (herein called the "Work Letter"), if any, attached hereto. In the event of any dispute as to whether possession of the Premises has been tendered to Tenant or whether the Premises are ready for Tenant's occupancy, the decision of Landlord's architect shall be final and binding on the parties.

      7. Services. Landlord, as long as Tenant is not in default under any of the covenants of this Lease (subject to applicable cure periods), shall furnish the following services:

           (a) Air-cooling and heat when necessary to provide a temperature condition required, in Landlord's judgment (such temperature shall not exceed 74 degrees Fahrenheit when outside temperatures are 95 degrees Fahrenheit or less and not drop below 68 degrees Fahrenheit in the winter) for comfortable occupancy of the Premises under normal business operations, daily from 8:00 a.m. to 6:00 p.m. (Saturdays from 8:00 a.m. to 1:00 p.m.), Sundays and holidays excepted. Landlord's agreements hereunder are also subject to voluntary or mandatory Presidential or other governmental restrictions, laws or regulations on energy use, and the provisions of Section 8D hereof.

           (b) Domestic water in common with other tenants from City of Chicago mains for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord, or by Tenant in the Premises with Landlord's written consent, and hot water in common with other tenants for lavatory purposes from regular Building supply. Tenant shall pay Landlord as additional rent at rates fixed by Landlord for domestic water and hot water furnished for any other purpose. Tenant shall not waste or permit the waste of water.

           (c) Passenger elevator service in common with Landlord and other persons, daily from 8:00 a.m. to 6:00 p.m. (Saturdays from 8:00 a.m. to 1:00 p.m.), Sundays and holidays excepted, and freight elevator service in common with Landlord and other persons, daily from 8:00 a.m. to 5:00 p.m., Saturdays, Sundays and holidays excepted. Such normal elevator service, passenger or freight, if furnished at other times shall be optional with Landlord and shall never be deemed a continuing obligation. Landlord shall, however, provide limited passenger elevator service daily at all times such normal passenger service is not furnished.

           (d) Electricity shall not be furnished by Landlord, but shall be furnished by Commonwealth Edison Company or other approved electric utility company serving the area. Landlord shall permit Tenant to receive such service direct from such utility company at Tenant's cost, and shall permit Landlord's wire and conduits, to the extent available, suitable and safely capable, to be used for such purposes. Tenant shall make all necessary arrangements with the utility company for metering and paying for electric current furnished by it to Tenant, and Tenant shall pay for all charges for electric current consumed on the Premises during Tenant's occupancy thereof. The electricity used during the performance of janitor service, or for the making of alterations or repairs in the Premises, or for the operation of the Building's heating, ventilating or air-conditioning systems at times other than as provided in Section 7(a) hereof, or for the operation of any special or supplementary heating, ventilating or air-conditioning systems which may be required for computer or data processing equipment or for other special equipment or machinery installed by or on behalf of Tenant, shall be paid for proportionately by Tenant. Tenant shall make no alterations or additions to the electric equipment or appliances in the Premises or the Building without the prior written consent of Landlord in each instance. Tenant also agrees to pay for all lamps, bulbs, ballasts and starters used in the Premises during the Term hereof. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installed thereon. Landlord hereby represents and warrants that the Premises and the current electrical wiring, conduits, and the like located therein are equipped to handle the demands of normal office equipment, including, but not limited to, computers, copiers, facsimile machines, and other standard equipment.

           (e) Landlord may, but shall have no obligation to, provide such extra or additional services as it is reasonably possible for Landlord to provide, and as Tenant may from time to time request in writing, within a reasonable period after the time such extra or additional services are requested. Tenant shall pay for such extra or additional services at Landlord's scheduled rate therefor from time to time, or if there be no scheduled rate, than at the rate of 120% of Landlord's cost in providing them, such amount to be considered additional rent hereunder. All charges for such extra or additional services shall be due and payable as Additional
Rent at the same time as the installment of Base Rent with which they are billed, or if billed separately, shall be due and payable within THIRTY (30) business days after Tenant receives Landlord's bill therefore. Any such billings for extra or additional services shall include an itemization of the extra or additional services rendered and the charge for each such service.

           (f) Charges for any services for which Tenant is required to pay from time to time hereunder including but not limited to hoisting services or after hours heating or air conditioning shall be due and payable as Additional Rent at the same time as Monthly Base Rent with which they are billed, or, if billed separately, shall be due and payable within ten (10) business days after such billing. If Tenant shall fail to make payment for any such services, Landlord may, with notice to Tenant, discontinue any or all of such services and such discontinuance shall not be deemed to constitute an eviction or disturbance of the Tenant's use and possession of the Premises or relieve Tenant from paying Monthly Base Rent or performing any of its other obligations under this Lease.

           (g) INTENTIONALLY OMITTED.

           (h) Daily janitorial service in common areas only (Landlord will provide no janitorial services within the Premises). Tenant shall place all refuse in area on floor of Premises designated by Landlord.

           (i) Window cleaning, minimally twice yearly.

Landlord does not warrant that any of the services mentioned above will be free from interruptions caused by war, insurrection, civil commotion, riots, acts of God or the enemy or governmental action, repairs, renewals, improvements, alterations, strikes, lockouts, picketing, whether legal or illegal, accidents, inability of Landlord to obtain electricity, gas water or any other causes beyond Landlord's reasonable control, provided that the foregoing are not due, in whole or in part, to Landlord's negligence or willful misconduct. Any such interruption of services shall never be deemed an eviction (actual or constructive) or a disturbance of Tenant's use and possession of the Premises or any part thereof and shall never render Landlord liable to Tenant for damages or relieve Tenant from performance of Tenant's obligations under this Lease. It is further agreed that Tenant's obligation to pay rent under this Lease is independent from any obligation or covenant of Landlord with regard to the repair or improvement of the Premises or to provide any service to the Premises (such as utilities or supplies) and from each and every other covenant and agreement contained in this Lease, and Tenant agrees to make timely payment of rent irrespective of any claims by the Tenant that Landlord is obligated to make any repair or improvement to the Premises or provide any service to the Premises. IF SUCH INTERRUPTION OF SERVICES RENDERS THE PREMISES UNTENANTABLE FOR TWENTY (20) CONSECUTIVE DAYS, TENANT MAY TERMINATE THIS LEASE BY PROVIDING LANDLORD WRITTEN NOTICE.

Tenant agrees to cooperate fully with Landlord at all times, in abiding by all regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of all utilities and services reasonably necessary for the operation of the Premises and the Building. With reasonable prior written notice, except in the case of emergency, Landlord and its contractors shall have free access to any and all mechanical installations, and Tenant agrees that there shall be no construction or partitions or other obstructions which might interfere with the moving of the servicing equipment of Landlord to or from the enclosures containing said installations. Tenant further agrees that neither Tenant nor its employees, agents, licensees, invitees or contractors shall at any time tamper with, adjust or otherwise in any manner affect Landlord's mechanical installations.

     8. Condition and Care of Premises.

     (a) Prior to taking possession of the Premises the Tenant shall have the opportunity to inspect and measure same upon reasonable notice to Landlord. Tenant's taking possession of the Premises or any portion thereof shall be conclusive evidence against Tenant that the portion of the Premises taken possession of was then in good order and satisfactory condition and that the Rentable Area as stated in Exhibit B is ACCEPTABLE. No promises of Landlord to alter, remodel, improve, repair, or decorate or clean the Premises or any part thereof have been made, and no representation respecting the condition of the Premises, the Building or the Land has been made to Tenant by or on behalf of Landlord, except to the extent expressly set forth herein or in any Work Letter attached to this Lease.

     (b) Tenant shall notify Landlord of any material damage to the Premises, regardless of the cause of damage. Except for any damage resulting from any wanton or negligent act of Landlord, or its respective employees or agents, and subject to the provisions of Section 16 hereof, Tenant shall at its own expense keep the Premises in good repair and tenantable condition. If Tenant does not make repairs promptly and adequately when required to do so, Landlord may, but need not, UPON FIVE DAYS NOTICE, make such repairs and replacements and Tenant shall pay Landlord as Additional Rent, on written demand within 30 days, the cost thereof, and in addition, Tenant shall pay to Landlord as Additional Rent on TEN DAYS NOTICE, an amount equal to 20% of such cost as an overhead and supervision fee.

     (c) This Lease does not grant any rights to light or air over or about the real property of Landlord. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Premises, all rights to and the land and improvements below the improved floor level of the Premises, to the improvements and air rights above the Premises and to the improvements and air rights located outside the demising walls of the Premises and to such areas within the Premises required for installation of utility lines and other installations required to serve any occupants of the Building and to maintain and repair same, and no rights with respect thereto are conferred upon Tenant, unless otherwise specifically provided herein.

     (d) LANDLORD REPRESENTS AND WARRANTS THAT THE CURRENT HVAC SYSTEM SUPPORTS REGULAR OFFICE USE AND REQUIREMENTS. THIS SUBPARAGRAPH SHALL ONLY APPLY IN THE EVENT THAT TENANT INSTALLS OR OTHERWISE USES MACHINES OR EQUIPMENT WHICH REQUIRE ELECTRICITY THAT MATERIALLY EXCEEDS THE NORMAL REQUIREMENTS OF A STANDARD OFFICE HVAC SYSTEM. Whenever, in Landlord and Tenant's reasonable judgment, Tenant's use or occupation of the Premises, including lighting, personnel, heat generating machines or equipment, individually or cumulatively, causes the design loads for the system providing heat and air-cooling to be exceeded, or to affect adversely the temperature or humidity otherwise maintained by the heating, ventilating and air-conditioning system in the Premises or Building, Landlord may, but shall not be obligated to, temper such excess loads by installing supplementary heating or air-conditioning units in the Premises or elsewhere where necessary. In such event, the cost of such units and the expense of installation, including, without limitation, the cost of preparing working drawings and specifications, plus 20% of such cost as an overhead and supervision fee, shall be paid by Tenant as additional rent within ten (10) business days after Landlord's demand therefor. Alternatively, Landlord may require Tenant to install such supplementary heating or air-conditioning unit at Tenant's sole expense. Landlord may operate and maintain any such supplementary heating or air-conditioning units, but shall have no continuing obligation to do so or liability in connection there with. The expense resulting from the operation and maintenance of any such supplementary heating or air-conditioning units, including rent for space occupied by any supplementary heating or air-conditioning units, installed outside the Premises, shall be paid by Tenant to Landlord as additional rent at rates fixed by Landlord. Alternatively, Landlord may require Tenant to operate and maintain any such supplementary units, also at Tenant's sole expense. Notwithstanding the above, Landlord warrants that the HVAC is adequate to handle up to seventy employees working on personal computers.

(e) If sprinkler heads or any part of the sprinkler system shall be damaged or is not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, licensees, or visitors, Tenant shall forthwith restore the same to good working condition at its own expense. Landlord represents and warrants to Tenant that the sprinkler heads and the sprinkler system are, and shall be as of the Effective Date, in good working order and in accordance with all applicable laws.

9. Surrender of Premises.

     (a) At the termination of this Lease by lapse of time or otherwise, or upon termination of Tenant's right of possession without terminating this Lease, Tenant shall surrender possession of the Premises to Landlord and deliver all keys to the Premises to Landlord and make known to Landlord the combination of all locks of vaults then remaining in the Premises, and shall, subject to the following subparagraphs, return the Premises and all equipment and fixtures of Landlord therein to Landlord in as good condition as when Tenant originally took possession, ordinary wear and tear, loss or damage by fire or other insured casualty, and damage resulting from the act of Landlord or any of its respective employees and agents excepted, failing which Landlord may restore the Premises and such equipment and fixtures to such condition and Tenant shall pay the actual reasonable cost thereof to Landlord on 10 DAYS demand.

     (b) All installations, additions, partitions, hardware, light fixtures, supplementary heating or air conditioning units, non-trade fixtures and improvements, except movable furniture and equipment belonging to Tenant, in or upon the Premises, whether placed there by Tenant or Landlord (collectively "Additions"), shall be Landlord's property and shall remain upon the Premises upon expiration of the Term or sooner termination of this Lease or Tenant's possession hereunder, all without compensation, allowance or credit to Tenant; provided, however, that if Landlord notifies Tenant in writing prior to placing or approving the Additions, Tenant, at Tenant's sole cost and expense, shall promptly remove such of the installations, additions, partitions, hardware, light fixtures, supplementary heating or air conditioning units, non-trade fixtures and improvements or any additions so specified which are placed in the Premises by Tenant as are designated in such notice and repair any damage to the Premises caused by such removal, failing which, Landlord may remove the same and repair the Premises and Tenant shall pay the actual reasonable cost thereof to Landlord on 10 DAYS written demand.

     (c) Tenant shall leave in place any floor covering without compensation to Tenant, or Tenant shall remove any NON-BUILDING STANDARD floor covering and shall remove all fastenings, paper, glue, bases or other vestiges and restore the floor surface to its previous condition, or shall pay to Landlord upon demand the cost for restoring the floor surface to such condition. Tenant shall also remove Tenant's furniture, machinery, safes, trade fixtures and other items of movable personal property of every kind and description from the Premises and restore any damage to the Premises caused thereby, such removal and restoration to be performed prior to the expiration of the Term or no later than ten (10) days following the earlier termination of this Lease or Tenant's right of possession, whichever might be earlier (and upon prior written notice to Landlord, in the event such removal occurs after termination of this Lease or Tenant's right to possession), failing which Landlord may do so and thereupon the provisions of Section 18 shall apply. TENANT SHALL NOT BE REQUIRED TO REMOVE PHONE AND DATA LINES THAT ARE INSTALLED IN CONDUIT OR PULLED THROUGH WALLS.

     (d) All obligations of Tenant under this Section 9 shall survive the expiration of the Term or sooner termination of this Lease.

     10. Holding Over. Tenant shall pay Landlord, in order to compensate Landlord for Tenant's wrongful withholding of possession for the time Tenant remains in possession, for each day Tenant retains possession of the Premises or any part thereof after the Expiration Date or sooner termination of this Lease or Tenant's possession hereunder, an amount which is 175% of the amount of Rent per day, based on the annual rate of Base Rent and Additional Rent applicable under Section 1 and 2, for each day of the period in which such retention of possession occurs, and Tenant shall also pay all direct damages sustained by Landlord by reason of such retention. Nothing in this Section contained, however, shall be construed or operate as a waiver of Landlord's right of re-entry or any other right or remedy of Landlord.

     11. Rules and Regulations. Tenant agrees to observe and not to interfere with the rights reserved to Landlord contained in Section 12 hereof and elsewhere in this Lease, and agrees, for itself, its employees, agents, invitees, licensees and contractors, to comply with the rules and regulations delivered to Tenant in this Lease, and such other reasonable rules and regulations as shall be adopted by Landlord pursuant to Section 12 or any other Section of this Lease.

Any material violation by Tenant, or by any of its employees, agents, licensees, invitees or contractors, of any of the rules and regulations or other Section of this Lease, or as may hereafter be adopted by Landlord pursuant to Section 12 or any other Section of this Lease, may be restrained. But whether or not so restrained, Tenant acknowledges and agrees that it shall be and shall remain liable for all direct actual damages, losses, costs and expenses resulting from any violation by Tenant, or by any of its employees, agents, licensees, invitees or contractors, of any of said rules and regulations. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce said rules and regulations or the terms, covenants or conditions of any other lease against any other tenant or any other person, and Landlord and its beneficiaries shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, licensees, invitees or contractors, or by any other person.

All parking on Landlord controlled lots, for Tenants and visitors, is by permit only. All violators will be towed at car owner's expense.

     12. Rights Reserved to Landlord. Landlord reserves the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business, and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of Rent or affecting any of Tenant's obligations under this Lease:

          (a) To change the name or street address of the Building; provided, however, that Landlord pays for the reasonable cost of the change of Tenant's stationary.

          (b) To install and maintain signs on the exterior and interior of the Building.

          (c) To prescribe the location and style of the suite number and identification sign or lettering for the Premises.

          (d) To retain at all times, and to use in appropriate instances, pass keys to the Premises.

          (e) To grant to anyone the right to conduct any business or render any service in the Building, whether or not it is the same as or similar to the use expressly permitted to Tenant by Section 2.

          (f) To exhibit the Premises at reasonable hours during the last three (3) months of the Lease Term, after the Lease or Tenant's right to possession is otherwise terminated.

          (g) To have access for Landlord and other tenants or occupants of the Building to any mail chutes according to the rules of the United States Postal Service.

          (h) To enter the Premises, with prior reasonable written notice, except in the case of emergency, and at reasonable hours for reasonable purposes, including without limitation for inspection, for supplying janitor service or other service to be provided to Tenant hereunder.

          (i) To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to security personnel by registration or otherwise in accordance with Building security controls, and to establish their right to enter or leave in accordance with the rules and regulations. Landlord shall not be liable in damages for any error with respect to admission to or eviction or exclusion from the Building of any person. In case of fire, casualty, invasion, insurrection, mob, riot, civil disorder, public excitement or other commotion, or threat thereof, Landlord reserves the right to limit or prevent access to the Building during the continuance of the same, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventive measures deemed necessary by Landlord for the safety or security of the tenants or other occupants of the Building or the protection of the Building and the property in the Building. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord.

          (j) To control and prevent access to common area and other non-general public areas of the Building.

          (k) Provided that reasonable access to the Premises shall be maintained and the business of Tenant shall not be interfered with materially or unreasonably, to rearrange, relocate, enlarge, reduce, close or change corridors, exits, elevators, stairs, lavatories, doors, entrances in or to the Building and to decorate and to make repairs, alterations, additions and improvements, structural or otherwise, in or to the Building or any part thereof, including the Premises, and any adjacent building, land, street or alley, including for the purpose of connection with or entrance into or use of the Building in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter constructed, and may for such purposes erect scaffolding and other structures reasonably required by the character of the work to be performed, and during such operations may enter upon the Premises and take into and upon or through any part of the Building, including the Premises, all materials and equipment that may be required to make such repairs, alterations, improvements, or additions, and in that connection Landlord may close public entry ways, other public spaces, stairways or corridors and interrupt or temporarily suspend any services or facilities agreed to be furnished by Landlord, all without liability to Landlord, except as contained herein. Landlord may at its option make any repairs, alterations, improvements and additions in and about the Building and Premises during ordinary business hours and; provided that except in the event of an emergency, the business of Tenant shall not be interfered with materially or unreasonably, and if Tenant desires to have such work done during other than ordinary business hours, Tenants shall pay all overtime and additional expenses resulting therefrom. Notwithstanding anything contained herein to the contrary, in the event that the business of Tenant is interfered with materially and unreasonably due to Landlords additions for a period of five or more consecutive business days, Tenant shall have the option to terminate this Lease, at which time Landlord shall return to Tenant the Security Deposit, and upon Tenant's surrender of the Premises, neither party shall have any further rights or obligations hereunder. Tenant acknowledges that the Building is in the process of being rehabilitated. As such, demolition and construction activity may affect the Tenant's operations from time to time. Tenant expressly waives any and all claims which it may have against Landlord for any inconveniences which may arise during such rehabilitations and Landlord shall at all times use its best efforts to minimize any inconvenience caused by rehabilitation.

          (l) From time to time to make and adopt such reasonable rules and regulations, in addition to or other than or by way of amendment or modification of the rules and regulations contained in Exhibit B attached to this Lease or other Sections of this Lease, or adopted pursuant to this or other Sections of this Lease, for the protection or welfare of the Building or its tenants or occupants, as Landlord may reasonably determine, and Tenant agrees to abide by and comply with all such rules and regulations.

     13. Alterations. Tenant shall not make alterations in or additions or improvements to the Premises without Landlord's advance written consent in each instance, and such consent shall not be unreasonably withheld or delayed. All work of the nature herein contemplated shall be at

Tenant's expense and done by contractors employed by or on behalf of Landlord or otherwise reasonably approved by Landlord, and shall comply with all insurance requirements and with all ordinances and regulations of the municipality in which the Building is located or any department or agency thereof, and with the requirements of all statutes and regulations of the State of Illinois or of any department or agency thereof. All required working drawings and specifications shall be prepared by Landlord's architect, space planner or engineers at Tenant's expense.

Subject to obtaining Landlord's prior written approval of its selection and compliance with the further provisions of this paragraph, Tenant may elect to use an architect, at Tenant's sole cost, for the preparation of floor plan layout and other necessary information relating to the desired alterations in or additions or improvements to the Premises. It may do so provided (1) the resulting information shall be sufficiently detailed so that, after written approval by Tenant and Landlord of such floor plan layout and information, Landlord's architect can transfer such detailed information to the working drawings and specifications, (2) Landlord's building standards are used in all details, and (3) such floor plan layout and information shall be furnished to Landlord in sufficient time to provide thirty (30) days for Landlords' architect to prepare said working drawings and specifications. Before proceeding with the work of the nature herein contemplated IF APPLICABLE, Landlord shall (1) submit to Tenant the estimate of the Landlord's contractor of the cost of such work based on said working drawings and specifications, (2) Landlord shall obtain Tenant's approval to the working drawings and specifications and (3) obtain Tenant's written request that said work be done.

The costs of such work shall include all labor and materials; general conditions (including demolition and the removal of rubbish from the property and the transportation thereof to a dump, building permit fee, field supervision, outside hoisting, if any, and the like); premium cost of workmen's compensation, public liability and property damage insurance carried by Landlord's contractors, overhead charges and fees of Landlord's contractors; the charges of Landlord's architect or engineer (1) for preparation and printing of working drawings and specifications and (2) for supervision of construction; together with twenty percent of all of the costs of such work for overhead and construction management services by Landlord; and reimbursement of any other expenses incurred in connection with the work performed for the Tenant.

IF LANDLORD IS TO DO THE ALTERATIONS, Landlord may, at its election, act as general contractor and as one or more of the subcontractors. If Landlord or its beneficiary shall elect to act as general contractor or a subcontractor, the costs of the work performed by the Landlord or its beneficiary in such capacity shall be determined in accordance with the paragraph immediately above.

Landlord shall not be obligated to proceed with such work until the estimate of the cost of such work is approved in writing by Tenant and the entire cost of such work is paid by Tenant to Landlord. Any deficit shall be paid to Landlord as Additional Rent after completion of the work and after Landlord shall have assembled and submitted to Tenant the complete costs thereof.

All alterations and additions to the Premises, whether temporary or permanent in character and whether made or paid for by Landlord or Tenant, shall without compensation to Tenant become Landlord's property upon installation on the Premises and shall, unless Landlord requests their removal in writing, upon granting it approval of such alterations and additions, be relinquished to Landlord in good condition, ordinary wear excepted, at the termination or this Lease by lapse of time or otherwise.

       14.  Assignment and Subletting.

              (a) Tenant shall not, without the prior written consent of Landlord, WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED, in each instance, either prior or subsequent to the Commencement Date, (1) assign, transfer, mortgage, pledge, hypothecate or encumber or subject to or permit to exist upon or be subjected to any lien or charge, this Lease or any interest under it, (2) allow to exist or occur any transfer of or lien upon this Lease or the Tenant's interest herein by operation of law, (3) sublet the Premises or any part thereof, or (4) permit the use or occupancy of the Premises or any part thereof for any purpose not provided for under Section 2 of this Lease or by anyone other than the Tenant and Tenant's employees. In no event shall this Lease be assigned or assignable by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings, except as provided by law.

              (b) Without thereby limiting the generality of the foregoing provisions of this Section 14, Tenant expressly covenants and agrees not to enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

              (c) Consent by Landlord to any assignment, subletting, use, occupancy, transfer or encumbrance shall not operate to relieve Tenant from any covenant or obligation hereunder except to the extent, if any, expressly provided for in such consent, nor shall such consent be deemed to be a consent to, or relieve Tenant from, obtaining Landlord's consent to any subsequent assignment, subletting, use, occupancy, transfer or encumbrance by Tenant or anyone claiming by, through or under Tenant. Tenant shall payall of Landlord's costs, charges and expenses, including without limitation, reasonable attorney's fees, incurred in connection with any assignment, subletting, use, occupancy, transfer or encumbrance made or requested by Tenant.

              (d) Tenant shall, by notice in writing, advise Landlord of its intention from, on and after a stated date (which shall not be less than THIRTY (30) days after the date of the giving of Tenant's notice to Landlord) to assign this Lease or sublet any part or all of the Premises for the balance or any part of the Term, and, in such event, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to terminate this Lease with respect to the space described in Tenant's notice as of the date stated in subparagraph e. Tenant's notice shall include the name and address of the proposed assignee or sub-tenant, and sufficient information as Landlord deems necessary to permit Landlord to determine the financial responsibility, experience and character of the proposed assignee or sub-tenant. If Tenant's notice covers all of the Premises and if Landlord exercises its right to terminate this Lease as to such space, then the Term of this Lease shall expire and end on the date stated in Tenant's notice for the commencement of the proposed assignment or sublease as fully and completely as if that date had been the Expiration Date. If, however, Tenant's notice covers less than all of the Premises, and if Landlord exercises its right to terminate this Lease with respect to such space described in Tenant's notice, then as of the date stated in Tenant's notice for the commencement of the proposed sublease, the Base Rent and the Tenant's Proportionate Share as defined herein shall be adjusted on the basis of the number of rentable square feet retained by Tenant, and this Lease as so amended, shall continue thereafter in full force and effect.

              (e) If Landlord, upon receiving Tenant's said notice with respect to any such space, does not exercise its right to terminate as aforesaid, Landlord will not unreasonably withhold its consent to Tenant's assignment of this Lease or subletting the space covered by its notice.
Tenant acknowledges and agrees that Landlord has a vital interest in the nature, variety and location of tenants in the Building as a whole and that Landlord's right to withhold its consent to any proposed assignment or subletting for reasonable business concerns and purposes is a material consideration for the rental rate and terms contained in this Lease.
Landlord shall not be deemed to have unreasonably withheld its consent to a proposed assignment of this Lease or to a proposed sublease of part or all of the Premises if its consent is withheld because: (1) Tenant is then in default hereunder; (2) any notice of termination of this Lease or termination of Tenant's possession shall have been given under Section 18 hereof; (3) either the portion of the Premises which Tenant proposes to sublease, or the remaining portion of the Premises, or the means of ingress or egress to either the portion of the Premises which Tenant proposes to sublease or the remaining portion of the Premises, or the proposed use of the Premises or any portion thereof by the proposed assignee or sub-tenant will violate any village, city, state or federal law, ordnance or regulation, including, without limitation, any applicable building code or zoning ordinances; (4) the proposed use of the Premises by the proposed assignee or sub-tenant does not conform with the use set forth in Section 2 hereof; (5) in the reasonable judgment of Landlord the proposed assignee or sub-tenant is of a character or is engaged in a business which would be deleterious to the reputation of the Building or Landlord, or the Proposed assignee or sub-tenant is not sufficiently financially responsible or experienced to perform its obligations under the proposed assignment or sublease; or (6) the proposed assignee or sub-tenant is an occupant of the Building; Tenant agrees that all advertising by Tenant or on Tenant's behalf with respect to the assignment of this Lease or subletting of any part of the Premises must be REASONABLY approved in writing by Landlord prior to publication.

         (f) If Tenant, having first obtained Landlord's consent to any assignment or sublease, or if Tenant, as debtor or debtor in possession, or a trustee in bankruptcy for Tenant pursuant to the Bankruptcy Code, 11 U.S.C. 101 et seq., as amended from time to time (the "Bankruptcy Code"), shall assign this Lease or sublet the Premises, or any part thereof, at a rental in excess of the Rent for prorata portion thereof due and payable by Tenant under this Lease, then Tenant shall pay to Landlord as additional rent fifty percent (50%) of the net (less commissions, advertising fees, and reasonable attorney's fees) of such excess rent within ten (10) days after Tenant's receipt of same under any such assignment or, in the case of a sub-lease, within five (5) days after the first day of each month during the term of any sublease, the excess of all rent and other consideration due from the sub-tenant for such month over the Rent then payable to Landlord pursuant to the provisions of this Lease for said month (or if only a portion of the Premises is being sublet, the excess of all rent and other consideration due from the sub-tenant for such month over the portion of the Rent then payable to Landlord pursuant to the provisions of this Lease for said month which is allocated on a rentable square footage basis to the space sublet). Notwithstanding the foregoing, Landlord shall not be responsible for any deficiency if Tenant shall assign or sublet the Premises or any part thereof at a rental less than Rent provided for herein.

         (g) If Tenant shall assign this Lease as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder in such assignment, the form of which shall be reasonably satisfactory to Landlord, and which must be furnished to Landlord not later than fifteen (15) days prior to the effective date of the assignment. If Tenant shall sublease the Premises as permitted herein, Tenant shall obtain and furnish to Landlord, not later than fifteen (15) days prior to the effective date of such sublease and in form satisfactory to Landlord, the written agreement of such sub-tenant to the effect that the sub-tenant will attorn to Landlord, at Landlord's option and written request, in the event this Lease terminates before the expiration of the sublease.

         (h) If Tenant is a corporation (other than a corporation whose stock is traded through a national or regional exchange or over-the-counter), any transaction or series of transactions (including without limitation any dissolution, merger, consolidation or other reorganization of Tenant, or any issuance, sale, gift, transfer or redemption of any capital stock of Tenant, whether voluntary, involuntary or by operation of law, or any combination of any of the foregoing transactions) resulting in the transfer of control of Tenant, other than by reason of death, shall be deemed to be transfer of Tenant's interest under this Lease for the purpose of Section 14a and 14c. The term "control" as used in this Section 14h means the power to directly or indirectly direct or cause the direction of the management or policies of Tenant. If Tenant is a corporation, a change or series of changes in ownership of stock which would result in direct or indirect change in ownership by the stockholders or an affiliated group of stockholders of less than fifty percent (50%) of the outstanding stock as of the date of the execution and delivery of this Lease shall not be considered a change of control. In addition, if Tenant is an individual, for the purpose of Section 14a and 14c, any incorporation of the business which Tenant conducts at the Premises shall be deemed a transfer of Tenant's interest under this Lease.

    15. Waiver of Certain Claims; Indemnity by Tenant.

         (a) To the extent permitted by law at the time that any subsequent claim is brought, Tenant releases Landlord, its beneficiaries, the managing agent of the Real Property, and their respective officers, directors, agents, partners and employees, from and waives all claims for damages to person or property sustained by Tenant or by any occupant of the Premises or the Building, or by any other person, resulting directly or indirectly from fire or other casualty, or any cause or any existing or future condition, defect, matter or thing in or about the Premises, the Building or any part thereof, or from any equipment or appurtenance therein, or from any accident in or about the Building, or from any act or neglect of any tenant or other occupant of the Building or any part thereof or of any other person, provided that the foregoing is not due, in whole or in part, to Landlord's negligence or willful misconduct. Said release and waiver shall apply especially, but not exclusively, to damage caused by water, snow, frost, steam, excessive heat or cold, sewerage, gas, odor or noise, or the bursting or leaking of any pipes or plumbing fixtures, broken glass, sprinkling or air conditioning devises or equipment, or the flooding of basements, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the occurrences specifically enumerated above, or from any other thing or circumstance, whether of a like nature or of a wholly different nature. If any damage to the Premises or the Building or any equipment or appurtenance therein, whether belonging to Landlord or to other tenants or occupants of the Building, results directly from any intentional act or neglect of Tenant, subject to the waiver of subrogation provisions set forth in paragraph 21 hereof, its employees, agents, licensees, invitees or contractors, Tenant shall be liable therefor and Landlord may at its option repair such damage and Tenant shall upon demand by Landlord reimburse Landlord, such reimbursement being paid as Additional Rent, for all reasonable direct and actual costs of such repairs and damages in excess of amounts, if any, paid to Landlord under insurance covering such damages. All personal property belonging to Tenant or any occupant of the Premises that is in the Building or the Premises shall be there at the risk of Tenant or other person only, and Landlord shall not be liable for damage thereto or theft or misappropriation thereof.

         (b) Tenant agrees to indemnify and hold Landlord, its beneficiary, the managing agent of the Real Property, and their respective officers, directors, agents, partners and employees harmless against all ACTUAL AND DIRECT loss, damages, liabilities, claims, liens, cost and expenses, including without limitation reasonable attorney's fees, in connection with injuries to any persons or damage to or theft or misappropriation or loss of property occurring in or about the Premises arising from Tenant's occupancy of the Premises, or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises, including but not limited to any repairs, installations, alterations or additions undertaken, for any reason, by Landlord or Tenant, or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or due to any other act or omission of Tenant, or any of its employees, agents, licensees, invitees or contractors, provided none of the foregoing are due, in whole or in part, to Landlord's negligence or willful misconduct.

    16. Damage or Destruction by Casualty.

         (a) If the Premises or the Building shall be damaged by fire or other casualty and if such damage does not render all or a substantial portion of the Premises or the Building untenantable, then Landlord shall proceed with reasonable promptness to repair and restore the Premises or the Building so as to render the Premises tenantable, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's reasonable control, and also subject to zoning laws and building codes then in effect. If any such damage renders all or a substantial portion of the Premises or the Building untenantable, Landlord shall, except during the last year of the Term hereof, within thirty (30) days after the occurrence of such damage, estimate the length of time that will be required to substantially complete the repair and restoration of the Premises or the Building, as the case may be, necessitated by such damage and shall by notice advise Tenant of such estimate. If it is so estimated that the amount of time required to substantially complete such repair and restoration will exceed 150 days days from the date such damage occurred, then either Landlord or Tenant (but as to Tenant, only if all or more than ten percent (10%) of the Premises are rendered untenantable and the estimated time required to substantially complete such repair or restoration of the Premises will exceed such 150 day period) shall have the right to terminate this Lease as of the date of such damage by giving notice to the other at any time within twenty (20) days after Landlord gives Tenant the notice containing said estimate (it being understood that Landlord may, if it elects to do so, also give such notice of termination together with the notice containing said estimate). If the Premises are made partially untenantable as aforesaid during the last year of the Term hereof, Landlord OR TENANT may terminate this Lease as of the date of the fire or other casualty by giving written notice thereof to THE OTHER PARTY within thirty (30) days after the date of the fire or other casualty, in which event the Monthly Base Rent and any Additional Rent shall be apportioned on a per diem basis to the date of such fire or other casualty. Unless this Lease is terminated as provided above in the preceding sentence, Landlord shall proceed with reasonable promptness to repair and restore the Building or the Premises so as to render the Premises tenantable, subject to reasonable delays for insurance adjustments and delays caused by matters beyond the Landlord's reasonable control, and also subject to zoning laws and building codes then in effect. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease (except as hereinafter provided) if such repairs and restoration are not in fact completed within the time period estimated by Landlord, as aforesaid, or within said 150 days. However, if the Premises are not substantially repaired or restored within 180 days after the date of such fire or other casualty, then either party may terminate this Lease, effective as of the date of such fire or other casualty, by giving written notice to the other party not later than thirty (30) days after the expiration of said 180 day period, but prior to substantial completion of repair or restoration. Notwithstanding anything to the contrary herein set forth: (1) Landlord shall have no duty pursuant to this Section 16 to repair or restore any portion of improvements, additions or alterations made by or on behalf of Tenant in the Premises or improvements which are not building standard improvements performed by Landlord pursuant to the Work Letter, if any; (2) Landlord shall not be obligated (but may, at its option, so elect) to repair or restore the Premises or improvements if the damage is due to an uninsurable casualty or if insurance proceeds are insufficient to pay for such repair or restoration, or if any Mortgagee (defined in Section 18) applies proceeds of insurance to reduce its loan balance, and the remaining proceeds, if any, available to Landlord are not sufficient to pay for such repair or restoration; and (3) In the event the Premises or the Building are damaged by fire or the casualty resulting from Tenant's neglect or intentional act, Landlord shall have no obligation to rebuild or restore the Building or the Premises or any part thereof and Tenant shall not have the right to terminate the Lease pursuant to this Section, nor shall Tenant be released from any of its obligations hereunder (including, without limitation, its duty to repair the Premises, its liability to Landlord or damages caused by such fire or other casualty or its obligation to pay rent).

           (b) In the event any such fire or casualty damage renders the Premises untenantable and if this Lease shall not be terminated pursuant to the foregoing provisions of this Section 16 by reason of such damage, then Rent shall abate during the period beginning with the date of such damage and ending with the date when Landlord substantially completes its repair or restoration required hereunder. Provided that Tenant occupies restored or undamaged portions of the Premises, such abatement shall be in an amount bearing the same ratio to the total amount of Rent for such period as the portion of the Premises being repaired and restored by Landlord and not theretofore delivered to Tenant from time to time bears to the entire Premises. In the event of termination of this Lease pursuant to this Section 16, Rent shall be apportioned on a per diem basis prior to the date of the fire or casualty.

           (c) In the event of any such fire or casualty, and if the Lease is not terminated pursuant to the foregoing provisions of this Lease, Tenant shall AT TENANT'S SOLE OPTION, repair and restore any portion of alterations, additions or improvements made by or on behalf of Tenant in the Premises which Landlord is not required to restore pursuant to Section 16a and 16b hereof.

      17. Eminent Domain. If the entire Building or a substantial part thereof, or any part thereof which includes all or a substantial part of the Premises, or which is necessary to the economical operation of the Building, shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, the Term of this Lease shall end upon and not before the earlier of the date when the possession of the part so taken shall be required for such use or purpose or the effective date of the taking, and without apportionment of the award to or for the benefit of Tenant. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of the Real Property, the taking of which would, in Landlord's opinion, prevent the economical operation of the Building or if the grade of any street or alley adjacent to the Building is changed or any such street or alley is closed by any competent authority, and such taking, damage, change of grade or closing makes it necessary or desirable to remodel the Building to conform to the taking, damage, changed grade or closing, Landlord shall have the right to terminate this Lease upon not less than ninety (90) days' written notice to Tenant prior to the date of termination designated in the notice. In either of the events referred to above, Rent at the then current rate shall be apportioned on a per diem basis and be payable prior to the date of the termination. No money or other considerations shall be payable by Landlord to Tenant for the right of termination. Tenant shall have no right to claim or share in any condemnation award, whether for a total or partial taking, for loss of Tenant's leasehold or improvements or other loss or expenses, or in any judgment for damages caused by any change of grade or street or alley closing.

     18. Default: Landlord's Rights and Remedies.

           (a) The occurrence of any one or more of the following matters constitutes a Default by Tenant under this Lease:

                 (i) Failure by Tenant to pay any Rent within five (5) days after written notice to Tenant of such failure to pay the same on the due date;

                 (ii) Failure by Tenant to pay, within five (5) days after written notice thereof to Tenant, any other moneys required to be paid by Tenant under this Lease;

                 (iii) Failure by Tenant to observe or perform any of the covenants in respect of assignment, subletting or other transfer of Tenant's interest under this Lease set forth in Section 14;

                 (iv) Failure by Tenant to cure forthwith, immediately after receipt of notice from Landlord, any hazardous condition which Tenant has created or permitted in violation of law or of this Lease;

                 (v) Failure by Tenant to observe or perform any other covenant, agreement, condition or provision of this Lease, if such failure shall continue for thirty (30) days after written notice thereof from Landlord to Tenant;

                 (vi) The levy upon execution or the attachment by legal process of the Lease hold interest of Tenant, or the filing or creation of a lien in respect of such leasehold interest, which lien shall not be released, discharged, bonded over or insured over by the Chicago Title Insurance Company, within ten (10) days from the date of such filing;

                 (vii) Intentionally Omitted.

                 (viii) Tenant becomes insolvent or bankrupt or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a trustee or receiver for Tenant or for the major part of its property;

                 (ix) A trustee or receiver is appointed for Tenant or for the major part of its property and is not discharged within thirty (30) days after such appointment; or

                 (x) Bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy law, or similar law for the relief of debtors, are instituted (a) by Tenant or
(b) against Tenant and are allowed against it or are consented to by it or are not dismissed within sixty (60) days after such institution.

                 (xi) any matter described elsewhere in this Lease as a Default.

           (b) If a Default occurs, Landlord shall have the rights and remedies hereinafter set forth, which shall be distinct, separate and cumulative and shall not operate to exclude or deprive Landlord of any other right or remedy allowed it at law or in equity or elsewhere in this Lease:

          (i) Landlord may terminate this Lease by giving to Tenant written notice of Landlord's election to do so, in which event the Term of this Lease shall end, and all right, title and interest of Tenant hereunder shall expire, on the date stated in such notice;

               (ii) Landlord may terminate the right of Tenant to possession of the Premises without terminating this Lease by giving written notice to Tenant that Tenant's right of possession shall end on the date stated in such notice, whereupon the right of Tenant to possession of the Premises or any part thereof shall cease on the date stated in such notice. An election by Landlord to terminate Tenant's right to possession of the Premises without terminating the Lease shall not preclude a subsequent election by Landlord to terminate the Lease; and

               (iii) Landlord may enforce the provisions of this Lease and may enforce and protect the rights of Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, and for the enforcement of any other appropriate legal or equitable remedy, including without limitation injunctive relief, and for recovery of all moneys due to become due from Tenant under any of the provisions of this Lease. An election by Landlord to enforce its rights hereunder in a suit or suits in equity or at law shall not preclude a subsequent election by Landlord to terminate this Lease or terminate Tenant's right of possession by written notice, as provided above;

               (iv) If the Monthly Base Rent is not paid within ten (10) days after it becomes due, Tenant shall pay, as Additional Rent, an amount equal to ten (10) percent of all rent due to reimburse Landlord for the loss Tenant agrees Landlord will incur by reason of Tenant's failure to pay such amount in a timely manner.

          (c) If Landlord exercises any of the remedies provided for in subparagraphs 1 and 2 of the foregoing Section 18b, Tenant shall surrender possession of and vacate the Premises and immediately deliver possession thereof to Landlord, and Landlord may re-enter and take complete and peaceful possession of the Premises, with or without process of law, full and complete license so to do being hereby granted to Landlord, and Landlord may remove all occupants and property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer, and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by law or in equity.

          (d) If Landlord terminates the right of Tenant to possession of the Premises without terminating this Lease, such termination of possession shall not release Tenant, in whole or in apart, from Tenant's obligation to pay the Rent hereunder for the full term, and the aggregate amount of the rent (based on the latest applicable rate of Base Rent and the rate of the latest determined additional rent) for the period from the date stated in the notice terminating possession to the end of the Term shall be immediately due and payable by the Tenant to the Landlord, together with any other money's due hereunder, and the Landlord shall have the right, from time to time, to recover from Tenant, and Tenant shall remain liable for, all Rent not thereto accelerated and paid pursuant to the foregoing sentence and any other sums thereafter accruing as they become due under this Lease during the period from the date of such notice of termination of possession to the stated end of the Term. In any such case, Landlord will use its best efforts to relet the Premises or any part thereof for the account of Tenant for such Rent, for such time (which may be for a term extending beyond the Term of this Lease) and upon such terms as Landlord in Landlord's sole discretion shall determine and Landlord may reasonably reject any tenant offered by Tenant and shall not be required to observe any instructions given by Tenant relative to such reletting. Also, in any such case, Landlord may make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed by Landlord necessary or desirable, and in connection therewith Landlord may change the locks to the Premises, and Tenant shall upon written demand pay the cost thereof together with Landlord's reasonable actual expenses of reletting. Landlord may collect the rents from any such reletting and apply the same first to the payment of the reasonable expenses of reentry, redecoration, repair and alterations and the reasonable expenses of reletting and second to the payment of Rent herein provided to be paid by Tenant, and any excess or residue shall operate only as an offsetting credit against the amount of Rent due and owing or paid as a result of acceleration or as the same thereafter becomes due and payable hereunder, but the use of such offsetting credit to reduce the amount of Rent due Landlord, if any, shall not be deemed to give Tenant any right, title or interest in or to such excess or residue and any such excess or residue shall belong to Landlord solely; provided that in no event shall Tenant be entitled to a credit on its indebtedness to Landlord in excess of the aggregate sum (including Base Rent and Additional Rent) which would have been paid by Tenant for the period for which the credit to Tenant is being determined, had no Default occurred. No such re-entry, repossession, repairs, alterations, additions or reletting shall be construed as an eviction or ouster of Tenant or as an election on Landlord's part to terminate this Lease, unless a written notice of such intention is given to Tenant, or shall operate to release Tenant in whole or in part from any of Tenant's obligations hereunder. Landlord may, at any time and from time to time, sue and recover judgment for any deficiencies from time to time remaining after the application from time to time of the proceeds of any such reletting.

          (e) In the event of the termination of this Lease by Landlord as provided for by subparagraph 1 of section 18B, Landlord shall be entitled to recover from Tenant all the fixed dollar amounts of Rent accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Tenant, or for which Tenant is liable or in respect of which Tenant has agreed to indemnify Landlord under any of the provisions of this Lease, which may be then owing and unpaid, and all costs and expenses, including without limitation court costs and reasonable attorneys fees incurred by Landlord in the enforcement of its rights and remedies hereunder, and in addition, Landlord shall be entitled to recover as damages for loss of the bargain and not as a penalty (1) the unamortized cost of leasehold improvements, addition, alterations, if any, paid for by Landlord pursuant to this Lease and any Workletter attached hereto, (2) the aggregate sum which at the time of such termination represents the excess, if any, of the present value on the aggregate rents at the same annual rate for the remainder of the Term as then in effect pursuant to the applicable provisions of this Lease, over the then present value of the then aggregate fair rental value of the Premises for the balance of the Term, such present value to be computed in each case on the basis of a 3% per annum discount from the respective dates upon which such rentals would have been payable hereunder had this Lease not been terminated, and (3) any damages in addition thereto, including reasonable attorneys' fees and court costs, which Landlord shall have sustained by reason of the breach of any of the covenants of this Lease other than for the payment of rent.

          (f) All property removed from the Premises by Landlord pursuant to any provisions of this Lease or by law may be handled, removed or stored by Landlord at the cost and reasonable actual expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord for all expenses incurred by Landlord in such removal and for storage charges for such property so long as the same shall be in Landlord's possession or under Landlord's control. All such property not removed from the Premises or retaken from storage by Tenant within thirty (30) days after the end of the Term, however terminated, or after the termination of Tenant's right of possession, shall, at Landlord's option, be conclusively deemed to have been conveyed by Tenant to Landlord as by bill of sale, without further payment or credit by Landlord to Tenant.

          (g) In the event of any default by Tenant as provided in Section 18a, Landlord may, but shall not be obligated to, and without waiving or releasing Tenant from any obligation under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable. Tenant shall pay all such expenses incurred by Landlord, as provided in Section 18h below.

          (h) Tenant or Landlord, as the case may be shall pay all of other party's reasonable costs, charges and expenses, including without limitation court costs and reasonable attorney's fees, incurred in enforcing the other party's obligations under this Lease.

     19. Subordination

          (a) Landlord may have heretofore or may hereafter encumber with a mortgage or trust deed the Building, the Land, the Real Property or any interest therein, and may have heretofore and may hereafter sell and lease back the Land, or any part of the Real Property, and may have heretofore or may hereafter encumber the Lease hold estate under such lease with a mortgage or trust deed. (Any such mortgage or trust deed is herein called a "Mortgage" and the holder of any such mortgage or the beneficiary under any such trust deed is herein called a "Mortgagee." Any such lease of the underlying land is herein called a "Ground Lease," and the lessor under any such lease is herein called a "Ground Lessor." Any Mortgage which is a first lien against the Building, the Land, the Real Property, the Leasehold estate under a Ground Lease or any interest therein is herein called a "First Mortgage" and the holder or beneficiary of any first Mortgage is herein called a "First Mortgagee"). Either the Landlord, or any Mortgagee may require Tenant to, complete, execute and deliver to Landlord or Landlord's designee or to any first Mortgagee or Ground Lessor, a written estoppel certificate pursuant to the terms and conditions of Section 23 hereof.

          (b) If requested by a Mortgagee or Ground Lessor, Tenant will either (i) subordinate its interest in this Lease to said Mortgage or Ground Lease, and to any and all advances made thereunder and to the interest thereon, and to all renewals, replacements, supplements, amendments, modifications and extensions thereof, or (ii) make certain of Tenant's rights and interest in this Lease superior thereto; and Tenant will promptly execute and deliver such agreement or agreements as may be reasonably required by such Mortgagee or Ground Lessor; provided however, Tenant covenants it will not subordinate this Lease to any Mortgage other than a First Mortgage without the prior written consent of the First Mortgagee and provided that such Mortgagee or Ground Lessor simultaneously covenants with Tenant that it will not disturb Tenant's use and Occupancy of the Premises.

          (c) It is further agreed that if any Mortgage shall be foreclosed, of if any Ground Lease be terminated, (i) the liability of the Mortgagee or purchaser at such foreclosure sale or the liability of a subsequent owner designated as Landlord under this Lease shall exist only so long as such Mortgagee, purchaser or owner is the owner of the Building, Land or Real Property, and such liability shall not continue or survive after further transfer of ownership; and (ii) upon written notice of election to Tenant from the Mortgagee, if the mortgage shall be foreclosed, or form the Ground Lessor, if the Ground Lease shall be terminated, Tenant agrees to attorn to the purchaser at any foreclosure sale or to the Ground Lessor, and to recognize such purchaser or Ground Lessor as the then Landlord under this Lease to the extent and effect as the original Landlord hereunder. While this provision shall be self-executing and shall not require any further writing to be effective, Tenant agrees to execute and deliver, at any time and from time to time, upon the request of Landlord or any such Mortgagee or Ground Lessor, any instrument which, in the reasonable judgment of the Landlord, may be necessary or appropriate in any such events to evidence such attornment.

          (d) Should any prospective First Mortgagee or Ground Lessor require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, in the reasonable judgment of Tenant, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and deliver the same to Landlord within ten (10) business days following the request therefor. Should any prospective Mortgagee or Ground Lessor require execution of a short form of lease for recording (containing, among other customary provisions, the names of the parties, a description of the Premises and the Term of this Lease), Tenant agrees to execute such short form of lease and deliver the same to Landlord within ten (10) business days following the request therefor.

          (e) If Tenant fails within ten (10) business days after written demand therefor to execute and deliver any instruments as may be reasonably necessary or proper to effectuate any of the covenants of Tenant set forth above in this Section 19, Tenant shall be in default hereunder.

     20. Mortgagee Protection. Tenant agrees to give any First Mortgagee, by registered or certified mail, a copy of any notice or claim of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing (by way of service on Tenant of a copy of an assignment of Landlord's interests in leases, or otherwise) of the address of such First Mortgagee. Tenant further agrees that if Landlord shall have failed to cure or correct such default, then the First mortgagee shall have an additional thirty (30) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be reasonably necessary if such First Mortgagee has commenced within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default, before Tenant may exercise any right or remedy which it may have on account of any such default of Landlord.

     21.  Insurance and Subrogation.

          (a) Tenant, at its sole cost and expense, shall carry insurance during the entire Term hereof insuring Tenant, and insuring Landlord, the managing agent for the Real Property and their respective officers, directors, agents, partners and employees, as their interests may appear, with terms, coverage and in companies reasonably satisfactory to Landlord, and with such increases in limits as Landlord may from time to time request, but initially Tenant shall maintain the following coverages in the following amounts:

              (i) Public liability insurance with the broad form comprehensive general liability endorsement, including contractual liability insurance covering Tenant's indemnity obligations hereunder, in an amount not less than $1,000,000.00 combined single limit per occurrence.

              (ii) "All risk" physical damage insurance including fire, sprinkler leakage, vandalism and extended coverage for the full replacement cost of all additions, improvements and alterations to the Premises (except to the extent the same are part of building standard work performed by Landlord pursuant to the Work Letter, if any, attached hereto) and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises.

              (iii) Business interruption or extra expense insurance with limits not less than those carried by a prudent tenant. Tenant shall, prior to the commencement of the Term and from time to time during the Term, or at any time upon written request from Landlord, furnish to Landlord policies or certificates evidencing the foregoing insurance coverage. Tenant's policies shall state that such insurance coverage may not be reduced, canceled or not renewed without at least thirty (30) days' prior written notice to Landlord and Tenant (unless such cancellation is due to non-payment of premium, and in that case only ten (10) day's prior written notice shall be sufficient).

          (b) Tenant shall comply with all applicable laws and ordinances, all orders and decrees of court and all requirements of other governmental authority, and shall not directly or indirectly make any use of the Premises which may thereby be prohibited or be dangerous to person or property or which may jeopardize any insurance coverage, or may increase the cost of insurance or require additional insurance coverage.

          (c) Each of Landlord and Tenant hereby waives any and every claim, including insurer's subrogation claims, for recovery from the other for any and all loss or damage to the Building or Premises or to the contents thereof, and including claims for deductible and self-insurance retention amounts, whether such loss or damage is due to the negligence of Landlord or Tenant or its respective officers, directors, agents, employees or invitees of any of them. Furthermore, Landlord and Tenant agree that as respects any rights or claims between them, they shall each look solely to their respective insurance carriers in the event of any physical loss or damage.

     22. Nonwaiver. No waiver of any condition expressed in this Lease shall be implied by any neglect of Landlord or Tenant, as the case may be, to enforce any remedy on account of the violation of such condition, whether or not such violation be continued or repeated subsequently, and no express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. Without limiting Landlord's or Tenant's rights under the provision of Section 10, as the case may be, it is agreed that no receipt of monies by Landlord from Tenant or attempt to cure the Lease by Landlord after the termination in any way of the Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given to Tenant or Landlord prior to the receipt of such monies or such attempt to cure. It is also agreed that after the service or notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any monies due, and the payment of said monies shall not waive or affect any said notice, suit or judgment.

      23. Estoppel Certificate. Tenant agrees that from time to time upon not less than ten (10) days prior request by Landlord, or any existing or prospective First Mortgagee or Ground Lessor, Tenant will, and Tenant will cause any sub-tenant, licensee, concessionaire or other occupant of the Premises claiming by, through or certificate certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease as modified is in full force and effect and identifying the modifications); (b) the date upon which Tenant began paying Rent and the dates to which the Rent and other charges have been paid, (c) that the Landlord is not in default under any provision of this Lease, or, if in default, the nature thereof in detail; (d) that the Premises have been completed in accordance with the terms hereof and Tenant is in occupancy and paying Rent on a current basis with no rental offsets or claims; (e) that there has been no prepayment of Rent other than that provided for in the Lease; (f) that there are no actions, whether voluntary or otherwise, pending against Tenant under the Bankruptcy Code or the bankruptcy laws of any state, and (g) such other matters as may be required by the Landlord, First Mortgagee, or Ground Lessor, including, without limitation, any other information concerning the status of this Lease or the parties' performance hereunder reasonably requested by the party to whom such estoppel certificate is to be addressed. Tenants' failure to complete, execute and deliver any such estoppel certificate within the aforesaid ten (10) day period shall be deemed to be a Default under Section 18 of this Lease.

      24. Tenant - Corporation or Partnership. In case Tenant is a corporation, Tenant (1) represents and warrants that this Lease has been duly authorized, executed and delivered by and on behalf of Tenant and constitutes the valid and binding agreement of Tenant in accordance with the terms hereof and (2) if Landlord so requests, Tenant shall deliver to Landlord, concurrently with the delivery of this Lease executed by Tenant, certified resolutions of the board of directors (and shareholders, if required) authorizing Tenant's execution and delivery of this Lease and the performance of Tenant's obligations hereunder. In case Tenant is a partnership, Tenant represents and warrants that all of the persons who are general or managing partners in said partnership have executed this Lease on behalf of Tenant, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms, to the extent permitted by law. If Tenant is a partnership or corporation whose stock is not publicly traded, then at the time this Lease is executed and from time to time thereafter, at Landlord's request, Tenant shall furnish landlord with a list of Tenant's partners or shareholders, as the case may be.

      25. Real Estate Brokers. Tenant AND LANDLORD represent and warrant that BOTH PARTIES HAVE dealt with and only with Corporate Real Estate Solutions and Goodman Realty Group as broker in connection with this Lease and agrees to indemnify and hold THE OTHER PARTY harmless from all losses, damages and liabilities, claims, liens, costs and expenses including without limitation reasonable attorneys' fees, arising from any claims or demands of any other broker or brokers or finders for any commission alleged to be due such other broker or brokers or finders claiming to have dealt with Tenant OR LANDLORD in connection with this Lease.

      26. Notices. All notices to or demands upon Landlord or Tenant desired or required to be given under any of the provisions hereof shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been given if a copy thereof has been personally delivered to Tenant or Tenant's agent (including without limitation delivery by messenger or courier) or two (2) days after such notice is mailed by United States registered or certified mail addressed to Tenant at the Premises. If Tenant is a corporation and is not in occupancy of the Premises, any notices or demands from Landlord to Tenant shall also be deemed to have been given if a copy thereof is mailed by registered or certified mail to Tenant's registered agent in Illinois. Any notices or demands from Landlord to Tenant may be signed by Landlord, its beneficiary, the managing agent for the Real Property or any agent of any of them. Any notices or demands from Tenant to Landlord shall be deemed to have been given if a copy thereof has been personally delivered to Landlord (including without limitation delivery by messenger or courier, with evidence of receipt) at Landlord's address for payment of Rent or mailed by registered or certified mail return receipt requested with a copy to Building Manager, c/o Goodman Realty Group, 2835 North Sheffield, Chicago, Illinois 60657. Either party may, upon notice to the other, change its address for receipt of notices or demands. All notices to or demands upon Landlord or Tenant mailed by registered or certified mail shall be deemed served at the time the same were posted.

      27. Miscellaneous.

           (a) Each provision of this Lease shall extend to and shall bind and inure to the benefit not only of Landlord and Tenant, but also their respective heirs, legal representatives, successors and assigns, but this provision shall not operate to permit any assignment, subletting, mortgage, lien, charge, or other transfer or encumbrance contrary to the provisions of this Lease, and this Lease shall not inure to the benefit of any assignee, heir, administrators, devisees, legal representative, transferee or successor of Tenant except upon the prior written consent or election of Landlord.

           (b) no modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon Landlord unless in writing signed by Landlord.

           (c) Submission of this instrument for examination shall not constitute a reservation of or option for the Premises or in any manner bind Landlord, and no lease or obligation of Landlord shall arise until this instrument is signed and delivered by Landlord and Tenant; provided, however, the execution and delivery by Tenant of this Lease to Landlord or the managing agent or leasing agent of the Real Property shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and condition herein contained, which offer may not be revoked for fifteen (15) days after such delivery.

           (d) The word "Tenant" whenever used herein shall be construed to mean Tenants or any one or more of them in all cases where there is more than one Tenant; and the necessary grammatical changes required to make the provisions hereof apply either to corporations or other organizations, partnerships or other entities, or individuals, shall in all cases be assumed as though in each case fully expressed. In all cases where there is more than one person or entity comprising Tenant, the liability of each shall be joint and several.

           (e) Clauses, plats, exhibits and riders, if any, affixed to this Lease are made an integral part hereof. In the event of variation or discrepancy the duplicate original hereof, including such clauses, plats, exhibits and riders, attached hereto shall control.

           (f) The headings of Sections are for convenience only and shall not be used to limit, expand or construe the contents of the Sections.

           (g) Time is of the essence of this Lease and of each and all provisions thereof.

           (h) All amounts (including, without limitation, Base Rent and Additional Rent) owed by Tenant to Landlord pursuant to any provision of this Lease shall bear interest from the day due until paid at the annual rate equal to three percentage points in excess of the rate of interest announced from time to time by the First National Bank of Chicago or any successor thereto, as its corporate base rate, unless a lesser rate shall then by the maximum rate permissible by law with respect thereto, in which event said lesser rate shall be charged. NOTWITHSTANDING THE ABOVE, INTEREST WILL BE WAIVED FOR UP TO FIVE DAYS FOR THE FIRST FIVE TIMES DURING THE TERM OF THIS LEASE THAT BASE RENT AND ADDITIONAL RENT IS NOT RECEIVED WHEN DUE.

           (i) the invalidity or unenforceability of any provision of this Lease shall not impair or affect in any manner the validity, enforceability or effect of any other provisions of this Lease.

          (j) All negotiations, considerations, representations, understandings and agreements, oral or written, heretofore made between the parties hereby and any of their agents are merged in this Lease, which alone fully and completely express the agreement between Landlord and Tenant. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party, to create the relationship of principal and agent, partnership, joint venture or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of rent nor any other provisions contained in this Lease not any acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant. The laws of the State of Illinois shall govern the validity, performance and enforcement of this Lease.

          (k) Without limiting the provisions of Section 7 or any other provisions of this Lease, if Landlord fails to perform timely any of the terms, covenants and conditions of this Lease on Landlord's part to be performed and such failure is due in whole or in part to any strike, lockout, labor trouble, civil disorder, inability to procure materials, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, fuel shortages, accidents, casualties, acts of God, acts caused directly or indirectly by Tenant (or any other cause beyond the reasonable control of Landlord), then Landlord shall not be deemed in default under this Lease as result of such failure, unless such failure is due, in whole or in part, to Landlord's negligence or willful misconduct.

          (l) Any rights, reserved or granted to Landlord hereunder may be exercised by Landlord, its beneficiaries or the managing agents for the Real property or their respective agents, employees, contractors or designees.

          (m) Any payment received from Tenant may be applied by Landlord at any time against any obligation due and owing by Tenant under this Lease, notwithstanding any statement appearing on or referred to in any remittance from Tenant or any prior application of such payment. If a petition under the Bankruptcy Code is initiated within ninety (90) days after receipt by Landlord of any such payment, the payment shall be deemed applicable to any unpaid obligations then due in the inverse order of their maturity.

          (n) At any time hereafter, Landlord may (upon ninety (90) days prior notice) substitute for the Premises other premises in the Building (herein referred to as the "New Premises") provided that the New Premises shall be useable for Tenant's purpose, and of similar quality, view, and containing similar improvements; and if Tenant is already in occupancy of the Premises, then in addition Landlord shall pay the expenses of Tenant's moving from the Premises to the New Premises and for improving the New Premises so that they are substantially similar to the Premises, including the reasonable cost of Tenant's stationary. Such move shall be made during evenings, weekends, or otherwise so as to incur the least inconvenience to Tenant.

          (o) Tenant acknowledges that the Premises are located in a heavy timber building with open ceilings, except as shown herein, and exposed brick walls. As such, Landlord cannot be responsible for Tenant equipment or Tenant space use that has special sensitivity to dust exposure such as computer equipment or other types of activities.

          (p) The underlining of any words, numbers or sentences in this Lease shall not alter their meaning in any manner.

     28. Prior Occupancy. Landlord may, but only by giving prior written consent, authorize Tenant to take possession of all or any part of the Premises prior to the Commencement Date. If Tenant does take possession pursuant to authority so given, all of the covenants and conditions of this Lease shall apply to and shall control such pre-Term occupancy. Rent for such pre-Term occupancy shall be paid upon occupancy on the first day of each calendar month thereafter at the rate set forth in Section 1 and Section 3 hereof. If the Premises are occupied for a fractional month, Rent shall be prorated on a per diem basis for such fractional month. No such early possession shall be deemed to accelerate the stated Expiration Date of this Lease.

     29. Security Deposit. Concurrently with the execution of this Lease, Tenant has deposited with Landlord or its beneficiaries the sums as provided in Section 1 as security for the full and faithful performance of every provision of this Lease to be performed by Tenant, such sums to be held by Landlord without any obligation on Landlord's part to pay or credit any interest thereon. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, and improper removal of property from the Premises upon termination of either the Lease or Tenant's right to possession, Landlord, at Landlord's option, may use, apply or retain any part of said security deposit for the payment of any Rent and any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer reason or Tenant's default. If any portion of said security deposit is so used or applied, Tenant shall within TEN (10) days after written demand therefor deposit cash with Landlord or its beneficiaries or other designee or Landlord in an amount sufficient to restore the security deposit to the amount required by the lease, and Tenant's failure to do so shall be a material breach of this Lease. The use, application or retention of the security deposit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law or at equity (it being intended that Landlord shall not first be required to proceed against the security deposit) and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Except to the extend required by law, Landlord and its beneficiaries shall not be required to keep said security deposit separate from their general funds and Tenant shall not be entitled to interest on any security deposit. In no event shall the security deposit held hereunder be used or credited to the final months' Rent hereunder. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, said security deposit or any balance thereof shall be returned to Tenant within thirty (30) days after the expiration of the Lease Term and Tenant's vacation of the Premises. In Absence of evidence satisfactory to the Landlord of permitted assignments of the right to receive the security deposit, or of the remaining balance thereof, Landlord may return the same to the original Tenant, regardless of one or more assignments of Tenant's interest in this Lease or the security deposit. In the event, upon the return of the security deposit, or the remaining balance thereof, to the original Tenant, Landlord shall be completely relieved of liability with respect to the security deposit. Landlord may deliver the security deposit funds deposited hereunder by Tenant to the purchaser of Landlord's interest in Building, in the event that such interest is sold, and thereupon Landlord and its beneficiaries shall be discharged from any further liability with respect to said security deposit, although such purchaser shall be liable to Tenant hereunder. Notwithstanding anything to the contrary contained herein, so long as Tenant has not been in default in the payment of any monies due under this Lease the thirty seventh month Base Rent and the forty ninth month Base Rent can be satisfied by reducing the security deposit accordingly.

     30.  Right of Termination.  This Section Intentionally Omitted.

     31. Landlord. The term "Landlord" as used in this Lease means only the owner of Landlord's interest in the Premises from time to time. In the event of any assignment, conveyance or sale, once or successively, of Landlord's interest in the Premises or any assignment of this Lease by Landlord, said Landlord making such sale, conveyance or assignment shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing after such sale, conveyance or assignment, and Tenant agrees to look solely to such purchaser, grantee or assignee with respect thereto. A Mortgagee (or assignee under an assignment in connection with a Mortgage) shall not be deemed such a purchaser, grantee or assignee under this
Section 31, unless and until the foreclosure of any Mortgage or the conveyance or transfer of Landlord's interest under this Lease in lieu of foreclosure, and then subject to the provisions of Section 19. This Lease shall not be affected by any such assignment, conveyance or sale, the Tenant agrees to attorn the purchaser, grantee or assignee, and such purchaser, grantee or assignee shall be subject to the terms and conditions hereof.

     32. Title and Covenant Against Liens. Landlord's title is and always shall be paramount to the title of Tenant, and nothing in this Lease contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen to be placed upon or against the Premises, the Building the Land, or against the Tenant's leasehold interest in the Premises and, in case of any such lien attaching, to immediately pay and remove, bond over, or induce Chicago Title Insurance Company to insure over same. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Premises, the Building or the Land, and any and all liens and encumbrances created by Tenant shall attach only to Tenant's interest in the Premises. If any such liens so attach and Tenant fails to pay and remove the same within ten (10) days after written demand by Landlord, Landlord, at its elective, may pay and satisfy the same, and in such event the sums so paid by Landlord, with interest from the date of payment at the rate set forth in Section 27 hereof for amounts owned Landlord by Tenant, shall be deemed to be additional rent due and payable by Tenant immediately upon written notice from Landlord.

     33. Default Under Other Leases. If the term of any lease or Tenant's possession under any lease heretofore or hereafter made by Tenant for any space in the Building, other than this Lease, shall be terminated or terminable after the making of this Lease because of any default by Tenant under such other lease, such fact shall be default hereunder and shall empower Landlord to terminate this Lease upon notice to Tenant or to exercise any of the rights or remedies set forth in Section 18.

     34. Exculpatory Provisions. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertaking and agreements herein made on the part of any Landlord while in form purporting to the representations, warranties, covenants, undertakings and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings and agreements by such Landlord, or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Premises and the Real Property to the terms of this Lease and for no other purpose whatsoever, and in case of default hereunder by such Landlord (or default through, under or by any of the agents or representatives), Tenant shall look solely to the interest of such Landlord in the Premises and the Real Property and Landlord shall not have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained; that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, Landlord, individually or personally, on account of this Lease or on account of any representation, warranty, covenant, undertaking or agreement of Landlord in this Lease contained, either express or implies, all such personal liability, if any, being expressly waived and released by Tenant and by all persons claiming, through or under Tenant.

     35. Liability. In the absence of fraud, no person, firm or corporation executing this Lease as agent, trustee or in any other representative capacity or the heirs, administrators, executors, legal representatives, successors, assigns, officers, directors or employees of any such person, firm or corporation, shall ever be deemed or held individually liable hereunder for any reason whatsoever.

     36. Hazardous Materials. Tenant, its agents, employees or contractors, shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substance or materials on or about the Premises. Tenant shall not allow the generating, storage or use of such substances or materials on or about the Premises in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Premises any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitations, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge, without inquiry, regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges in such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge, without inquiry, regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises caused by Tenant or persons acting under Tenant. Tenant shall, at Tenant's cost and expense, take all investigatory and/or remedial action required or ordered by any governmental authority, statute or ordinance for the cleanup and removal of any contamination involving such hazardous substances created or caused directly or indirectly by Tenant during Term. Such remediation shall include the corrective work and restoring of the Premises to the functional condition prior to the required actions for cleanup and removal of any contamination involving such hazardous substances. Tenant's liability under this Section shall survive the expiration of the Lease. Landlord represents and warrants that the Premises are in compliance, and will be in compliance as of the Effective Date, with all applicable laws, rules, requirements, and the like.

         IN WITNESS WHEREOF, the parties have caused this Lease to be executed as of the date first above written.

LANDLORD:



Sheffield Square L.L.C., and Illinois limited liability company







 /s/ GARY D. GOODMAN
----------------------------------       -------------------------------------
            Gary D. Goodman

ITS: Manager


TENANT:

Extranet Solutions, L.L.C., a Delaware Limited Liability Company





ATTEST:                                                    BY: /s/ Alan Warms
       ---------------------------                         --------------------
                                                   ITS: MANAGING MEMBER
                                                      -------------------------

                                   EXHIBIT B

                          ADDITIONAL LEASE PROVISIONS

"Rentable Area of the Premises" shall be deemed to be 6250 GROSS square feet,

"Rentable Area of the Building" shall be deemed to be 19,163 square feet.

1.  Tenant's Proportionate Share.

For those expense item(s) attributable to tenants generally of the Building, including Taxes and Expenses, "Tenant's Proportionate Share" shall be determined by dividing the Rentable Area of the Premises by the Rentable Area of the Building. This percentage shall be deemed to be 32.6 percent. For those expense item(s) not attributable to tenants generally in the Building, Tenant's Proportionate Share will be determined by dividing the Rentable Area of the Premises by the Rentable Area of the Building reduced by rentable square feet in the Building that does not utilize that particular expense item(s). The Landlord's Statement shall list Tenant's Proportionate Share for each expense item(s).

2.  Tenant's Expenses. Intentionally Omitted

3.  Pass Throughs.

In the event the Building Expenses during any Adjustment year shall exceed the Expenses paid during the Base year, Tenant shall pay, as Additional Rent, Tenant's proportionate share of such increases.

4.  Base Rent Escalation.

In addition, on each of the annual anniversary dates of the Commencement Date of the Lease, the Base Rent shall increase as follows:

YEAR              ANNUAL               MONTHLY
                   RENT               BASE RENT
   1             $116,340               $ 9,695
   2             $121,224               $10,102
   3             $126,326               $10,527
   4             $131,658               $10,972
   5             $137,231               $11,436

5.  Intentionally Omitted.

6.  Parking.

Landlord will provide three (3) unassigned staff parking spaces for Tenant's use and one (1) client parking spaces with a maximum of five (5) in and outs per day in lots controlled by the Landlord which are within one block of the Building, or, if parked by valet service, street parking within one block of the Building, during normal business hours, which shall be defined as 8:00 A.M. to 6:00 P.M. weekdays and 9:00 A.M. to 1:00 P.M. Saturdays. The use of these spaces shall be subject to those terms and conditions listed below:

Landlord shall make this parking available except when presented with circumstances beyond its control.

Tenant acknowledges that the Landlord is not responsible for damage or loss caused by any and all events, including but not limited to storm, theft, accident, vandalism, or any loss of personal property within the vehicle and shall indemnify and save Landlord harmless from any liability for loss arising out of such circumstances.

IF ANY GOVERNMENTAL AUTHORITY CANCELS OR RESTRICTS LANDLORDS PARKING RIGHTS OR IF THE CTA CANCELS IT LEASE WITH LANDLORD, Landlord retains the right to cancel this parking agreement at any time providing the Tenant with one month's written prior notice. Should Tenant be in default under the terms of this Lease, Landlord may cancel this parking agreement without notice.

Landlord retains the right to cancel guest parking at any time and change from a monthly fee to a daily cash basis fee.

Tenant agrees to abide by all rules and regulations as may be established from time to time by Landlord, and shall display a parking permit in the vehicle when using the parking lot.

In the event Landlord cancels or terminates any of the parking space to be made available to Tenant under this paragraph, the Monthly Base Rent due from Tenant shall be reduced by the amount of $80.00 per month per parking space from the time of such cancellation or termination.

7. AS AN INCENTIVE TO LANDLORD TO EXECUTE THIS LEASE, TENANT HAS STATED THAT IT HOPES TO RECEIVE $500,000 FROM INVESTORS BY MARCH 1, 1999. IN THE EVENT THAT TENANT HAS NOT RECEIVED ONE HALF OF THIS SUM BY FEBRUARY 5, 1999 AND THE ENTIRE SUM BY MARCH 1, 1999, LANDLORD, AT LANDLORD'S SOLE OPTION, MAY CANCEL THIS LEASE BY PROVIDING WRITTEN NOTICE TO TENANT BY MARCH 15, 1999. IN THE EVENT THAT THIS LEASE IS CANCELLED, TENANT WILL BE RESPONSIBLE FOR REPAYING LANDLORD FOR ALL COSTS OF EXHIBIT C AND ANY OTHER WORK DONE IN THE PREMISES FOR TENANT.

                                    EXHIBIT C

                                   WORK LETTER

                       945 W. George Street, Chicago, Illinois



      This Work Letter is attached to the foregoing Lease (the "Lease") wherein Tenant is leasing certain office space (the "Premises") in 945 W. George Street, Chicago, Illinois. Capitalized terms used herein, unless otherwise defined in the Work Letter, shall have the respective meanings assigned to them in the Lease.

      Landlord and Tenant named in the Lease hereby agree as follows:



Premises will be delivered in "as is" conDITION EXCEPT AS FOLLOWS:

PREMISES WILL BE RECARPETED, PATCHED WHERE NECESSARY AND REPAINTED
DAMAGED OR STAINED CEILING TILES WILL BE REPLACED.
KITCHEN BASE CABINETS AND SINK WILL BE INSTALLED IN KITCHEN.
ALL DOORS WILL BE INSTALLED AND FUNCTIONAL.
ALL LIGHTING, EXISTING ELECTRICAL AND HVAC WILL BE IN GOOD WORKING ORDER.
The first floor elevator entry will be tiled and finished in a manner similar to the first floor stair entrance.
ALL OTHER PROVISIONS OF EXHIBIT C HAVE BEEN INTENTIONALLY OMITTED.

                                EXHIBIT D

                           RULES AND REGULATIONS


     1. Access to Building: On Saturdays (except from 8:00 A.M. to 1:00 P.M.), Sundays and holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M. the following day, access to the Building may be restricted and access shall be gained only by exhibiting an appropriate security pass or by otherwise complying with the established Building security regulations. Landlord may from time to time establish security controls and regulations for the purpose of regulating or restricting access to the Building. Landlord may restrict access to washrooms by key combination or other security device. Tenant shall abide by all such security controls and regulations so established.

     2. Protecting Premises: Before leaving the premises unattended, Tenant shall close and securely lock all doors or other means of entry to the Premises and shut off all utilities, lights and machines in the Premises. Tenant shall be responsible for protecting the Premises and all property and persons in the Premises from theft, robbery, pilferage and other crimes and keeping the Premises secure.

     3. Building Directory: The directory of the Building shall display Tenant's name and will be provided at the expense of Landlord. Any additional names other than Tenant's name requested by Tenant to be displayed in the directory must be approved by Landlord in writing, and, if so approved, will be provided at the sole expense of the Tenant.

     4. Large Articles: Furniture, freight and other large or heavy articles may be brought into the building only at times and in the manner (including use of freight elevators and the loading area) designated by Landlord, and always at Tenant's sole responsibility. All damage done to the Building by moving or maintaining such furniture, freight or articles shall be repaired at the expense of Tenant. Removal of all furniture, equipment, cartons and similar articles from the Premises or the Building shall be arranged with the Management Office prior to the move.

     5. Signs: Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Building, or on any part of the outside of the Premises, or any part of the inside of the Premises which can be seen from the outside of the Premises, without the prior written consent of Landlord, and then only such name or names or content and in such a color, size, style, character, material and manner of affixing as may be first reasonably approved by Landlord in writing. Landlord reserves the right to remove at Tenant's expense all sign matter not consented to or approved by Landlord.

     6.   Advertising:   Tenant shall not in any manner use the name of the
Building for any purpose or use any picture or likeness of the Building in any letterheads, envelopes, circulars, notices, advertisements, containers or wrapping material.

     7. Compliance with Laws: Tenant shall comply with all applicable laws, ordinances, governmental orders and regulations and applicable orders and directions from any public office or body having jurisdiction, with respect to the Premises or the Building and the use or occupancy thereof. Tenant shall not make or permit any use of the Premises or the Building which directly or indirectly is forbidden by law, ordinance, governmental regulation or order or direction of applicable public authority, or which may be dangerous to person or property.

     8. Hazardous Materials: Tenant shall not use (or permit to be brought into the Premises or the Building) any flammable oils or fluids, or any explosive or other articles deemed hazardous to persons or property, or do or permit to be done anything in or upon the Premises or bring or keep anything therein, which shall not comply with all rules, orders, regulations or requirements of any organization, bureau, department or body having jurisdiction with respect thereto (and Tenant shall at all times comply with all such rules, orders, regulations or requirements), or which shall invalidate or increase the rate of insurance on the Building, its appurtenances, contents or operation.

     9. Defacing and Altering Premises and Overloading: Tenant shall not place anything or allow anything to be placed in the Premises near the glass of any door, partition, wall or window which may be unsightly from outside the Premises, and Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the outside of the exterior walls of the Premises or the Building. Blinds, shades, awnings or other forms of outside window ventilators or similar devices, shall not be placed in or about the outside windows in the Premises. No blinds, shades, draperies or other forms of inside window covering other than those provided by Landlord or approved in writing by the Landlord may be installed in the Premises. Excepting therefrom the following, the cost of which to Tenant is less than Five Thousand and No/100 Dollars ($5,000.00), Tenant shall not do any painting or decorating in the Premises or install any floor coverings in the Premises or make, paint, cut or drill into, drive nails, screws or other fasteners into or in any way deface any part of the Premises or Building without in each instance obtaining the prior written consent of Landlord, which shall not be unreasonably withheld. Tenant shall not overload any floor or part therof in the premises in excess of the live load therefor, or any facility in the Building or any public corridors or elevators therein while bringing in or removing any large or heavy articles. Landlord may direct and control the location of safes and all other heavy articles and, if considered necessary by Landlord, require supplementary supports at the expense of Tenant of such material and dimensions as Landlord may deem necessary to properly distribute the weight.

     10. Obstruction of Public Areas: Tenant shall not take or permit to be taken in or out of other entrances of the Building, or take or permit on other elevators, any item normally or required by Landlord to be taken in or out through service doors or in or on freight elevators; and Tenant shall not, whether temporarily, accidentally or otherwise, allow anything to remain in, place or store anything, in or obstruct in any way, any sidewalk, court, passageway, entrance, exit, loading or shipping area or hall, corridor, elevator or stairway. Tenant shall lend its full cooperation to keep such areas free from all obstruction and in a clean and sightly condition, and move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste (other than waste customarily removed by Building emloyees) that are at any time being taken from the Premises directly to the areas designated for disposal. All courts, passageways, entrances, exits, loading or shipping areas, elevators, stairways, corridors, halls and roofs are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety or security of the Building or its occupants. No tenant and no employee, agent, licensee, invitee or contractor of Tenant shall enter into areas reserved for the exclusive use of Landlord or its agents, employees, licensees or invitees.

     11. Keys and Additional Locks: Tenant shall not attach or permit to be attached additional locks or similar devices to any door or window, change existing locks or the mechanisms thereof, or make or permit to be made any keys or any door other than those provided by Landlord. If more than two keys for one lock are desired, Landlord will provide them to Tenant upon payment therefor by Tenant. Upon termination of this lease or of Tenant's possession, Tenant shall surrender all keys to the Premises and all keys for offices, rooms or toilet rooms which have been furnished to Tenant or which Tenant shall have made, and in the event of loss of any keys so furnished, Tenant shall pay Landlord therefor.

     12. Communications or Utility Connections: If Tenant desires signal, communication, alarm or other utility or similar service connections installed or changed. Tenant shall not install or change the same without the prior written approval of Landlord, and then only under direction of Landlord and at Tenant's expense. Tenant shall not install in the Premises any equipment which requires a substantial amount of electrical current, including without limitation computer or data processing equipment, without the advance written consent of Landlord, and Tenant shall ascertain from Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of the electric wiring in the Building and the Premises and the needs of other tenants of the Building, and shall not in any event connect a greater load than such safe capacity.

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     13. Management Office: Service requirements of Tenant will be attended to only upon application at the management office for the Building. Employees of Landlord, its beneficiaries or the managing agent of the Real Property shall not perform any work or do anything outside of their duties unless under special instructions from Landlord.

     14. Outside Services: No tenant shall obtain for use upon the Premises ice, drinking water, towel or other similar services on the Premises, except from persons authorized by Landlord and at the hours and under regulations fixed by Landlord.

     15. Toilet Rooms: The toilet rooms, urinals, wash bowls and the other bathroom apparatus shall not be used for any purpose other than for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees, agents, licensees, invitees or contractors, shall have caused it.

     16. Intoxication: Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or other drugs, or who shall in any manner do any act in violation of any of the rules of the Building.

     17. Vending Machines: No vending machines of any description shall be installed, maintained or operated in the Premises without the prior written consent of Landlord.

     18. Nuisances and Certain Other Prohibited Uses: Tenant shall not (i) conduct itself or permit its employees, agents, licensees, invitees or contractors to conduct themselves in a manner inconsistent with the comfort or convenience of other tenants or the first-class character of the Buliding; (ii) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating or air-conditioning apparatus or space heater in or about the Premises; (iii) carry on any business in or about the Premises or the Building or sell any article, thing or service except those ordinarily embraced within the permitted use of the Premises specified in Section 3; (iv) use the Premises for housing, lodging or sleeping purposes; (v) this section intentionally omitted; (vi) place any radio or television antennae on the roof or on or in any part of the inside or outside of the Building other than the inside of the Premises; (vii) operate or permit to be operated any radio, television, record player, stereo, tape player, musical instrument or other sound producing instrument or device inside or outside the Premises which may be heard outside the Premises; (viii) use any illumination or power for the operation of any equipment or device other than electricity; (ix) operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere; (x) bring or permit to be in the Building any bicycle or other vehicle, or dog (except in the company of a blind or deaf person) or other animal or bird; (xi) make or permit any objectionable noise or odor to emanate from the Premises; (xii) disturb, solicit or canvass any occupant of the Building; (xiii) do anything in or about the Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Building; or (xiv) throw or drop or permit to be thrown or dropped any article from any terrace, window or other opening in the Building.

     19. Room-to-Room Canvass: Tenant shall not make any room-to-room canvass to solicit business from other tenants or occupants of the Building or for any other purpose and shall not exhibit, sell or offer to sell, use, rent or exchange any products or services in or from the Premises unless ordinarily embraced within the permitted use of the Premises specified in Section 3.

     20. Waste: Tenant shall not waste electricity, water, heat or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective and energy efficient operation of the Building heating and air-conditioning, and shall not allow the adjustment (except by Landlord's authorized building personnel) of any electricity, water, heat or air-conditioning controls. Tenant shall keep corridor doors closed and shall not open any windows, except that if the air circulation shall not be in operation, windows which are operable may be opened with Landlord's prior written consent. Tenant shall lower and adjust any venetian blinds, shades or draperies on the windows in the Premises if such lowering and adjustment reduces the sunlight and additional heat load created thereby in the Premises.

     21. All desk chairs must have plastic carpet pads beneath them to avoid damage to carpet and subfloor.

     22. All movement of garbage out of the Premises shall be done at hours designated by the Landlord.

     23. This Section Intentionally Omitted.

     24. Unless specifically provided for in this Lease, Tenant shall not use Landlord-controlled parking lots, and shall instruct its agents, employees and invitees not to do so. Landlord shall have the right to tow all unauthorized vehicles and assess daily parking rates to repeated offenders.